UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2014

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The registrant announced on October 22, 2014, its results of operations for the third quarter of 2014. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished as part of this report:
(d)          Exhibits

99.1	Press release dated October 22, 2014 reporting financial results for the third quarter ended September 30, 2014.

99.2	AT&T Inc. selected financial statements and operating data.

99.3	Discussion of EBITDA, Free Cash Flow, Free Cash Flow Yield, Free Cash Flow after Dividends and Adjusting Items

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: October 22, 2014	By: /s/ Paul W. Stephens Paul W. Stephens Senior Vice President and Controller